Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
Stock-Based Compensation [Abstract]
Stock-Based Compensation

Note 10

Stock-Based Compensation

Verizon Communications Long-Term Incentive Plan

The Verizon Communications Inc. Long-Term Incentive Plan (the Plan) permits the granting of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance stock units and other awards. The maximum number of shares available for awards from the Plan is 119.6 million shares.

Restricted Stock Units

The Plan provides for grants of Restricted Stock Units (RSUs) that generally vest at the end of the third year after the grant. The RSUs granted prior to January 1, 2010 are classified as liability awards because the RSUs will be paid in cash upon vesting. The RSU award liability is measured at its fair value at the end of each reporting period and, therefore, will fluctuate based on the performance of Verizon common stock. The RSUs granted subsequent to January 1, 2010 are classified as equity awards because the RSUs will be paid in Verizon common stock upon vesting. The RSU equity awards are measured using the grant date fair value of Verizon common stock and are not remeasured at the end of each reporting period. Dividend equivalent units are also paid to participants at the time the RSU award is paid, and in the same proportion as the RSU award.

Performance Stock Units

The Plan also provides for grants of Performance Stock Units (PSUs) that generally vest at the end of the third year after the grant. The Human Resources Committee of the Board of Directors determines the number of PSUs a participant earns based on the extent to which the corresponding goal has been achieved over the three-year performance cycle. The PSUs are classified as liability awards because the PSU awards are paid in cash upon vesting. The PSU award liability is measured at its fair value at the end of each reporting period and, therefore, will fluctuate based on the price of Verizon common stock as well as performance relative to the targets. Dividend equivalent units are also paid to participants at the time that the PSU award is determined and paid, and in the same proportion as the PSU award.

The following table summarizes Verizon's Restricted Stock Unit and Performance Stock Unit activity:

(shares in thousands)	Restricted Stock Units	Performance Stock Units
Outstanding January 1, 2009	21,820	33,214
Granted	7,101	14,079
Payments	(9,357)	(17,141)
Cancelled/Forfeited	(121)	(257)

Outstanding December 31, 2009	19,443	29,895
Granted	8,422	17,311
Payments	(6,788)	(14,364)
Cancelled/Forfeited	(154)	(462)

Outstanding December 31, 2010	20,923	32,380
Granted	6,667	10,348
Payments	(7,600)	(12,137)
Cancelled/Forfeited	(154)	(2,977)

Outstanding December 31, 2011	19,836	27,614

As of December 31, 2011, unrecognized compensation expense related to the unvested portion of Verizon's RSUs and PSUs was approximately $0.4 billion and is expected to be recognized over approximately two years.

The RSUs granted in 2011 and 2010, and classified as equity awards, have weighted average grant date fair values of $36.38 and $28.63 per unit, respectively. During 2011, 2010 and 2009, we paid $0.7 billion, $0.7 billion and $0.9 billion, respectively, to settle RSUs and PSUs classified as liability awards.

Verizon Wireless' Long-Term Incentive Plan

The Verizon Wireless Long-Term Incentive Plan (the Wireless Plan) provides compensation opportunities to eligible employees of Verizon Wireless (the Partnership). Under the Wireless Plan, Value Appreciation Rights (VARs) were granted to eligible employees. As of December 31, 2011, all VARs were fully vested. We have not granted new VARs since 2004.

VARs reflect the change in the value of the Partnership, as defined in the Wireless Plan. Similar to stock options, the valuation is determined using a Black-Scholes model. Once VARs become vested, employees can exercise their VARs and receive a payment that is equal to the difference between the VAR price on the date of grant and the VAR price on the date of exercise, less applicable taxes. All outstanding VARs are fully exercisable and have a maximum term of 10 years. All VARs were granted at a price equal to the estimated fair value of the Partnership, as defined in the Wireless Plan, at the date of the grant.

The following table summarizes the assumptions used in the Black-Scholes model during 2011:

Ranges
Risk-free rate	0.05% - 0.57%
Expected term (in years)	0.02 - 1.50
Expected volatility	29.47% - 48.30%

The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of the measurement date. Expected volatility was based on a blend of the historical and implied volatility of publicly traded peer companies for a period equal to the VARs expected life ending on the measurement date.

The following table summarizes the Value Appreciation Rights activity:

(shares in thousands)	VARs	Weighted-Average Grant-Date Fair Value
Outstanding rights, January 1, 2009	28,244	$16.54
Exercised	(11,442)	16.53
Cancelled/Forfeited	(211)	17.63

Outstanding rights, December 31, 2009	16,591	16.54
Exercised	(4,947)	24.47
Cancelled/Forfeited	(75)	22.72

Outstanding rights, December 31, 2010	11,569	13.11
Exercised	(3,303)	14.87
Cancelled/Forfeited	(52)	14.74

Outstanding rights, December 31, 2011	8,214	12.39

During 2011, 2010 and 2009, we paid $0.1 billion, $0.1 billion and $0.2 billion, respectively, to settle VARs classified as liability awards.

Stock-Based Compensation Expense

After-tax compensation expense for stock-based compensation related to RSUs, PSUs, and VARs described above included in net income attributable to Verizon was $0.5 billion, $0.5 billion and $0.5 billion for 2011, 2010 and 2009, respectively.

Stock Options

The Plan provides for grants of stock options to participants at an option price per share of no less than 100% of the fair market value of Verizon common stock on the date of grant. Each grant has a 10-year life, vesting equally over a three-year period, starting at the date of the grant. We have not granted new stock options since 2004.

The following table summarizes Verizon's stock option activity:

(shares in thousands)	Stock Options	Weighted-Average Exercise Price
Outstanding, January 1, 2009	140,158	$45.86
Exercised	(2)	25.32
Cancelled/Forfeited	(32,391)	50.31

Outstanding, December 31, 2009	107,765	44.52
Exercised	(372)	34.51
Cancelled/Forfeited	(50,549)	44.90

Outstanding, December 31, 2010	56,844	44.25
Exercised	(7,104)	35.00
Cancelled/Forfeited	(21,921)	51.06

Outstanding, December 31, 2011	27,819	41.24

All stock options outstanding at December 31, 2011, 2010 and 2009 were exercisable.

The following table summarizes information about Verizon's stock options outstanding as of December 31, 2011:

Range of Exercise Prices	Stock Options (in thousands)	Weighted-Average Remaining Life (years)	Weighted-Average Exercise Price
$ 20.00-29.99	24	0.7	$27.66
30.00-39.99	10,791	1.6	35.02
40.00-49.99	17,004	0.1	45.21

Total	27,819	0.7	41.24

The total intrinsic value was approximately $0.1 billion for stock options outstanding as of December 31, 2011. The total intrinsic value of stock options exercised and the associated tax benefits were not significant in 2011, 2010 and 2009. The amount of cash received from the exercise of stock options was $0.2 billion in 2011 and not significant in 2010 and 2009. There was no stock option expense for 2011, 2010 and 2009.